EXHIBIT 99.1

EA REPORTS RECORD THIRD QUARTER

Driven By Need for Speed, Lord of the Rings, Medal of Honor, FIFA Soccer

REDWOOD CITY, CA—January 27, 2004—Electronic Arts (NASDAQ: ERTS) today announced financial results for the fiscal third quarter ended December 31, 2003.

Net revenue for the third quarter was $1.475 billion, up 20 percent as compared with $1.234 billion for the fiscal quarter ended December 31, 2002. Sales were driven by Need for Speed™ Underground; The Lord of the Rings™; The Return of the King™; Medal of Honor™ Rising Sun; FIFA Soccer 2004, Harry Potter™: Quidditch™ World Cup; NBA Live 2004; The Sims™ Bustin’ Out; Madden NFL™ 2004; and SSX 3.

Net income for the quarter was $392 million, a 57 percent increase over the same period a year ago. Diluted earnings per share for the quarter increased 48 percent to $1.26 as compared with $0.85 for the prior year. The growth in earnings was driven by increased net revenue and a higher gross margin.

Trailing twelve month operating cash flow was $538 million as compared with $579 million in the prior year. The decline was the result of the timing of sales during the quarter.

Non-GAAP net income in the third quarter, excluding certain items, was up 48 percent to $393 million. Non-GAAP diluted earnings per share were up 40 percent to $1.26. (Please see Non-GAAP Financial Measures and reconciliation information included in this release.)

“This was another record quarter for EA,” said Larry Probst, Chairman and Chief Executive Officer. “We once again strengthened our position on current generation consoles and on the PC—and were number one in both North America and Europe. The Company had 11 titles that sold over a million units in the quarter—led by Need for Speed Underground which was the number one title this holiday season.”

“Our portfolio of franchise hits continues to grow,” said Warren Jenson, Chief Financial and Administrative Officer. “In the last twelve months we had 27 platinum titles—each selling more than a million units. This compares to 22 platinum titles just a year ago.”

Highlights for the Quarter (comparisons are to the quarter ended December 31, 2002)

■	Net revenue: North America—up 8 percent to $753 million; Europe—up 40 percent to $658 million; Asia Pacific—up 12 percent to $43 million; Japan—down 29 percent to $21 million. Net revenue was favorably impacted by changes in foreign currency rates of approximately $83 million or 7 percent.

■	Gross margin was 65.2 percent—up 11 points from 54.2 percent.

■	Operating income was $558 million—up 51 percent. Operating margin increased 8 points year-over-year to 38 percent.

■	EA’s fiscal 2004 effective tax rate decreased from 31 percent to 30 percent. This change improved diluted earnings per share by $0.02 this quarter.

■	EA was the number one publisher in both the U.S. and Europe on current generation consoles and on the PC. Based on dollar sales in the U.S., the Company had four of the top-ten-selling current generation console titles and two of the top-five-selling PC games. Based on EA estimates, the Company had four of the top-ten-selling current generation console titles and seven of the top-ten-selling PC games in Europe.

■	EA appointed Robert W. Pittman to its Board of Directors. Mr. Pittman was formerly Chief Operating Officer of AOL Time Warner, Inc.

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Business Outlook

The following forward-looking statements reflect expectations as of January 27, 2004. Results may be materially different and are affected by many factors, such as changes in the overall global economy, actual consumer spending, consumer acceptance of our products, development delays and other risk factors referenced below in this release.

Fiscal Fourth Quarter Expectations—Ending March 31, 2004

■	Net revenue is expected to be between $550 and $570 million—up 19 to 23 percent year-over-year.

■	Diluted earnings per share are expected to be between $0.17 and $0.20—as compared with $0.03 in the prior year. Last year’s results included asset impairment and restructuring charges equating to $0.17 per share.

■	We expect that The Sims™ 2.0 and Medal of Honor Pacific Assault™ will ship in fiscal 2005.

Fiscal Year Expectations—Ending March 31, 2004

■	Net revenue is expected to be between $2.91 and $2.93 billion—up 17 to 18 percent year-over-year.

■	Diluted earnings per share are expected to be between $1.74 and $1.77—up 61 to 64 percent year-over-year.

Non-GAAP Financial Measures

Electronic Arts uses non-GAAP measures of operating income, net income and diluted earnings per share. These non-GAAP measures exclude the following items, including the related tax effect, from the Company’s statement of operations:

■	Amortization of intangibles

■	Restructuring and asset impairment charges

■	Other-than-temporary impairment of investments in affiliates

■	Charges for acquired in-process technology

The Company believes that excluding these items is useful for illustrating and explaining operating results and comparisons to prior periods. Management considers these non-GAAP measures in its decision-making to facilitate more relevant operating comparisons.

A reconciliation of GAAP operating income to non-GAAP operating income; GAAP net income to non-GAAP net income; and GAAP diluted earnings per share to non-GAAP diluted earnings per share are included as part of the supplemental disclosures to this release.

Conference Call

Electronic Arts will host a conference call on January 27, 2004 at 2:00 pm PT (5:00 pm ET) to review the results of the Company’s quarter ended December 31, 2003. Listeners may access the conference call live through a dial-in number ((719) 457-2654, access code 220497) or via webcast (http://investor.ea.com). A dial-in replay of the conference call will be available until February 3, 2004 at (719) 457-0820, access code 220497. The webcast archive of the conference call will be available for one year and may be accessed at http://investor.ea.com.

2

Some statements set forth in this release, including those under the heading “Business Outlook,” contain forward-looking statements that involve risks and uncertainties. Statements including words such as “anticipate”, “believe” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are subject to business and economic risks and actual events or actual future results could differ materially from those set forth in the forward-looking statements due to such risks and uncertainties. Some of the factors which could cause our results to differ materially include the following: our ability to predict consumer preferences among competing hardware platforms; the seasonality and cyclical nature of the interactive game segment; timely development and release of our products; our ability to secure licenses to valuable entertainment properties; consumer spending trends; retention of key personnel; adoption of new accounting regulations and standards; potential regulation of our products in key territories; developments in the law regarding protection of our products; and other factors described in our Annual Report on Form 10K for the year ended March 31, 2003 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2003. If any of these risks or uncertainties materializes, our results could differ materially from our expectations described in these forward-looking statements. We do not intend to update these forward-looking statements, including those made under the “Business Outlook” heading.

Note to Editors: Need for Speed, The Sims, Medal of Honor and Medal of Honor Pacific Assault are trademarks or registered trademarks of Electronic Arts Inc. in the U.S. and/or other countries. The Lord of the Rings and The Return of the King are trademarks of The Saul Zaentz Company d/b/a Tolkien Enterprises under license to New Line Productions, Inc. HARRY POTTER and all related characters and elements are trademarks of and © Warner Bros. Entertainment Inc. Harry Potter Publishing Rights © JKR. NFL, NBA and FIFA are trademarks of their respective owners and used with permission. All other trademarks are the property of their respective owners.

For additional information, please contact:

Karen Sansot	Jeff Brown
Director, Investor Relations	Vice President, Corporate Communications
650-628-5597	650-628-7922

3

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2003	2002	2003	2002
Net revenue	$1,475,323	$1,233,726	$2,358,709	$2,019,114
Cost of goods sold	513,255	565,111	876,980	908,432

Gross profit	962,068	668,615	1,481,729	1,110,682
Operating expenses:
Marketing and sales	180,174	139,492	303,299	260,380
General and administrative	71,992	42,250	138,784	95,366
Research and development	151,175	106,127	355,790	292,171
Amortization of intangibles	623	2,245	2,113	6,736
Restructuring charges	596	8,026	596	8,026
Asset impairment charges	—	1,352	—	1,352

Total operating expenses	404,560	299,492	800,582	664,031

Operating income	557,508	369,123	681,147	446,651
Interest and other income, net	948	(4,439)	14,927	(115)

Income before provision for income taxes and minority interest	558,456	364,684	696,074	446,536
Provision for income taxes	166,160	113,052	208,822	138,426

Income before minority interest	392,296	251,632	487,252	308,110
Minority interest in consolidated joint venture	—	(1,413)	—	(253)

Net income	$392,296	$250,219	$487,252	$307,857

Class A common stock:
Net income:
Diluted	$392,296	$250,219	$487,252	$307,857
Basic	$392,296	$253,694	$487,252	$317,495
Earnings per share:
Diluted	$1.26	$0.85	$1.59	$1.05
Basic	$1.32	$0.89	$1.66	$1.13
Number of shares used in computation:
Diluted	311,463	296,050	306,737	293,721
Basic	297,787	283,777	294,001	280,386
Class B common stock:
Net loss, net of retained interest in EA.com	N/A	$(3,475)	N/A	$(9,638)
Net loss per share:
Diluted	N/A	$(0.86)	N/A	$(1.84)
Basic	N/A	$(0.86)	N/A	$(1.84)
Number of shares used in computation:
Diluted	N/A	4,051	N/A	5,247
Basic	N/A	4,051	N/A	5,247

Non-GAAP Results (In thousands, except per share data)

The following table shows the Company’s non-GAAP results reconciled to the Generally Accepted Accounting Principles (“GAAP”) Consolidated Statements of Operations. The Company’s non-GAAP results do not include amortization of intangibles, restructuring charges, asset impairment charges, other-than-temporary impairment of investments in affiliates and charges for acquired in-process technology. In addition, income taxes are calculated on a consolidated effective tax rate of 30% and 31% for fiscal 2004 and 2003, respectively.

	Three Months Ended December 31,		Nine Months Ended December 31,
	2003	2002	2003	2002
Net income	$392,296	$250,219	$487,252	$307,857
Amortization of intangibles	623	2,245	2,113	6,736
Restructuring charges	596	8,026	596	8,026
Asset impairment charges	—	1,352	—	1,352
Other-than-temporary impairment of investment	—	10,119	—	10,119
Income taxes effect on the above items	(351)	(6,740)	(813)	(8,132)

Non-GAAP net income	$393,164	$265,221	$489,148	$325,958

Class A common stock:
Non-GAAP diluted earnings per share	$1.26	$0.90	$1.59	$1.11
Number of shares used in diluted earnings per share computation	311,463	296,050	306,737	293,721

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	December 31, 2003	March 31, 2003 (a)
ASSETS

Current asssets:
Cash, cash equivalents and short-term investments	$1,824,669	$1,587,618
Marketable equity securities	2,090	1,111
Receivables, net of allowances of $206,632 and $164,634, respectively	837,021	82,083
Inventories, net	64,766	39,679
Deferred income taxes	61,749	117,180
Other current assets	117,945	83,466

Total current assets	2,908,240	1,911,137
Property and equipment, net	280,026	262,252
Investment in affiliates	13,551	20,277
Goodwill	89,858	86,031
Other intangibles, net	19,150	21,301
Long-term deferred income taxes	13,614	13,523
Other assets	13,989	45,012

Total Assets	$3,338,428	$2,359,533

LIABILITIES, MINORITY INTEREST AND
STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$158,743	$106,329
Accrued and other liabilities	682,765	464,547

Total current liabilities	841,508	570,876
Minority interest in consolidated joint venture	—	3,918
Stockholders’ equity:
Common stock	2,986	2,885
Paid-in capital	1,065,001	856,428
Retained earnings	1,411,144	923,892
Accumulated other comprehensive income	17,789	1,534

Total stockholders’ equity	2,496,920	1,784,739

Total Liabilities, Minority Interest and Stockholders’ Equity	$3,338,428	$2,359,533

(a)	Derived from audited financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2003	2002	2003	2002
OPERATING ACTIVITIES
Net income	$392,296	$250,219	$487,252	$307,857
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Minority interest in consolidated joint venture	—	1,413	—	253
Equity in net income of investment in affiliates	(292)	(2,900)	(405)	(4,213)
Depreciation and amortization	29,068	24,956	59,915	74,329
Non-cash restructuring and asset impairment charges	596	1,352	596	1,352
Other-than-temporary impairment of investment in affiliates	—	10,119	589	10,590
(Gain)/ loss on sale of property, equipment and marketable securities	538	(2,095)	583	379
Stock-based compensation	237	(1,297)	666	864
Tax benefit from exercise of stock options	1,676	19,899	41,845	36,765
Change in assets and liabilities:
Account receivables, net	(653,561)	(469,663)	(786,595)	(416,763)
Inventories, net	(25,651)	19,500	(26,057)	(19,086)
Other assets	(18,507)	54,750	(5,340)	3,569
Accounts payable	28,815	26,496	54,124	58,222
Accrued and other liabilities	323,630	265,192	279,919	229,392

Net cash provided by operating activities	78,845	197,941	107,092	283,510

INVESTING ACTIVITIES
Proceeds from sale of property and equipment	25	268	113	679
Proceeds from sale of investment in affiliate	—	—	8,467	—
Proceeds from sale of marketable securities	2	4,794	2	4,794
Proceeds from maturities and sales of short-term
investments	725,606	226,947	1,273,398	445,215
Capital expenditures	(27,247)	(11,084)	(55,937)	(34,470)
Purchase of investment in affiliate	(350)	(126)	(350)	(531)
Purchase of minority interest	—	—	(2,513)	—
Purchases of short-term investments	(620,200)	(332,365)	(1,890,779)	(596,845)
Distribution from investment in affiliate	—	—	—	3,000
Acquisition of subsidiary, net of cash required	(958)	—	(958)	(12,868)

Net cash used in investing activities	76,878	(111,566)	(668,557)	(191,026)

FINANCING ACTIVITIES
Proceeds from sale of common stock through
employee stock plans and other plans	26,385	48,595	166,260	109,877
Purchase of Class B common stock	—	—	(225)	—
Dividend to joint venture	—	—	(2,587)	(751)
Repayment of Class B notes receivable	—	—	128	—

Net cash provided by financing activities	26,385	48,595	163,576	109,126

Effect of foreign exchange on cash and cash equivalents	14,777	3,627	20,904	11,632

Increase (decrease) in cash and cash equivalents	196,885	138,597	(376,985)	213,242
Beginning cash and cash equivalents	376,125	627,471	949,995	552,826

Ending cash and cash equivalents	573,010	766,068	573,010	766,068
Short-term investments	1,251,659	399,258	1,251,659	399,258

Ending cash, cash equivalents and short-term investments	$1,824,669	$1,165,326	$1,824,669	$1,165,326

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

($ in millions, except per share data, SKU count and Headcount)

						YOY%
	Q3 FY03	Q4 FY03	Q1 FY04	Q2 FY04	Q3 FY04	Growth
CONSOLIDATED FINANCIAL DATA
Net revenue	1,234	463	353	530	1,475	20%
Net revenue—trailing twelve months (“TTM”)	2,489	2,482	2,503	2,580	2,822	13%

Gross profit	669	299	203	316	962	44%
Gross margin—% of net revenue	54%	65%	58%	60%	65%
Gross profit—TTM	1,375	1,409	1,423	1,486	1,780	29%
Gross margin—TTM % of net revenue	55%	57%	57%	58%	63%

Operating income	369	10	22	102	558	51%
Operating income margin—% of net revenue	30%	2%	6%	19%	38%
Operating income—TTM	513	456	472	503	691	34%
Operating income margin—TTM % of net revenue	21%	18%	19%	19%	24%

Net income	250	9	18	77	392	57%
Diluted earnings per share	$0.85	$0.03	$0.06	$0.25	$1.26	48%
Net income—TTM	355	317	328	354	496	40%
Diluted earnings per share—TTM	$1.21	$1.08	$1.11	$1.19	$1.60	32%

Non-GAAP operating income (a)	382	82	22	103	559	47%
Non-GAAP operating income margin—% of net revenue	31%	18%	6%	19%	38%
Non-GAAP operating income—TTM (a)	543	545	559	589	766	41%
Non-GAAP operating income margin— TTM % of net revenue	22%	22%	22%	23%	27%

Non-GAAP net income (a)	265	59	19	77	393	48%
Non-GAAP diluted earnings per share (a)	0.90	0.20	0.06	0.25	$1.26	40%
Non-GAAP net income—TTM (a)	382	385	395	420	549	44%
Non-GAAP diluted earnings per share—TTM (a)	$1.30	$1.32	$1.34	$1.41	$1.77	36%

CASH FLOW DATA
Operating cash flow	198	431	(34)	63	79	(60%)
Operating cash flow—TTM	579	714	673	657	538	(7%)
Capital expenditures	11	25	12	17	27	146%
Capital expenditures—TTM	46	59	63	65	81	75%

BALANCE SHEET DATA
Cash, cash equivalents and short term investments	1,165	1,588	1,622	1,734	1,825	57%
Marketable equity securities	1	1	1	1	2	56%
Account receivables, net	609	82	37	203	837	37%
Inventories, net	54	40	26	39	65	20%

OTHER
Employees	3,788	3,938	4,017	4,180	4,528	20%
Diluted Class A weighted average shares outstanding	296	294	300	308	311

(a)	Please see attached Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(in millions, except per share data)

The following tables show the Company’s non-GAAP results reconciled to the Generally Accepted Accounting Principles (“GAAP”) Consolidated Statements of Operations. The Company’s non-GAAP results do not include amortization of intangibles, restructuring charges, asset impairment charges,other-than-temporary impairment of investments in affiliates, charges for acquired in-process technology and their related income tax effect.

	Q3 FY03	Q4 FY03	Q1 FY04	Q2 FY04	Q3 FY04
QUARTERLY RESULTS
Operating Income
GAAP operating income	$369	$10	$22	$102	$558
Adjustments:
Amortization of intangibles	3	1	—	1	1
Restructuring charges	8	7	—	—	—
Asset impairment charges	2	64	—	—	—

Total adjustments	13	72	—	1	1
Non-GAAP operating income	$382	$82	$22	$103	$559

Non-GAAP operating income margin—% of net revenue	31%	18%	6%	19%	38%
Net Income
GAAP net income	$250	$9	$18	$77	$392
Adjustments:
Amortization of intangibles	3	1	1	—	1
Restructuring charges	8	7	—	—	—
Asset impairment charges	2	64	—	—	—
Other-than-temporary impairment of investment in affiliates	10	—	—	—	—
Income taxes effect on the above items	(8)	(22)	—	—	—

Total adjustments	15	50	1	—	1
Non-GAAP net income	$265	$59	$19	$77	$393

Non-GAAP net income margin—% of net revenue	21%	13%	5%	15%	27%

GAAP diluted earnings per share	$0.85	$0.03	$0.06	$0.25	$1.26
Non-GAAP diluted earnings per share	$0.90	$0.20	$0.06	$0.25	$1.26
Number of shares used in diluted earnings per share computation	296	294	300	308	311

TRAILING TWELVE MONTH RESULTS

Operating Income
GAAP operating income	$513	$456	$472	$503	$691
Adjustments:
Amortization of intangibles	13	8	6	5	4
Restructuring charges	8	15	15	15	7
Asset impairment charges	9	66	66	66	64

Total adjustments	30	89	87	86	75
Non-GAAP operating income	$543	$545	$559	$589	$766

Non-GAAP operating income margin—% of net revenue	22%	22%	22%	23%	27%
Net Income
GAAP net income	$355	$317	$328	$354	$496
Adjustments:
Amortization of intangibles	13	8	7	5	4
Restructuring charges	8	15	15	15	7
Asset impairment charges	9	66	66	66	64
Other-than-temporary impairment of investment in affiliates	10	10	10	10	—
Income taxes effect on the above items	(13)	(31)	(31)	(30)	(22)

Total adjustments	27	68	67	66	53
Non-GAAP net income	$382	$385	$395	$420	$549

Non-GAAP net income margin—% of net revenue	15%	16%	16%	16%	19%
GAAP diluted earnings per share	$1.21	$1.08	$1.11	$1.19	$1.60
Non-GAAP diluted earnings per share	$1.30	$1.32	$1.34	$1.41	$1.77
Number of shares used in diluted earnings per share computation (b)	292	293	296	299	303

ELECTRONIC ARTS INC. AND SUBSIDARIES

Unaudited Supplemental Financial Information and Business Metrics

($ in millions, except per share data, SKU count and Headcount)

	Q3 FY03	Q4 FY03	Q1 FY04	Q2 FY04	Q3 FY04	YOY % Growth
GEOGRAPHIC REVENUE MIX
North America Revenue	696	253	199	358	753	8%
Revenue outside North America	538	210	154	172	722	34%

Europe Revenue	471	165	128	145	658	40%
Asia Pacific Revenue	38	20	14	18	43	12%
Japan Revenue	29	25	12	9	21	(29)%

Net Revenue	1,234	463	353	530	1,475	20%

GEOGRAPHIC REVENUE MIX—as a % of Net Revenue
North America Revenue	57%	55%	56%	68%	51%
Revenue outside North America	43%	45%	44%	32%	49%

Europe Revenue	38%	36%	36%	27%	45%
Asia Pacific Revenue	3%	4%	4%	3%	3%
Japan Revenue	2%	5%	4%	2%	1%

Net Revenue	100%	100%	100%	100%	100%

PLATFORM REVENUE MIX

Sony PlayStation 2	460	158	118	221	732	59%
PC	219	122	80	93	220	0%
Xbox	117	45	31	69	205	75%
Nintendo GameCube	111	23	21	25	104	(7)%
Game Boy Advance	68	5	2	4	57	(16)%
Sony PlayStation	54	9	6	8	13	(75)%
Co-publishing and Distribution	157	75	72	92	122	(22)%
Subscription Services	12	17	14	11	12	5%
Advertising, Programming, Licensing and Other	36	9	9	7	10	(71)%

Net Revenue	1,234	463	353	530	1,475	20%

PLATFORM REVENUE MIX—as a % of Net Revenue

Sony PlayStation 2	37%	34%	33%	42%	49%
PC	18%	26%	23%	18%	15%
Xbox	9%	10%	9%	13%	14%
Nintendo GameCube	9%	5%	6%	5%	7%
Game Boy Advance	6%	1%	1%	1%	4%
Sony PlayStation	4%	2%	2%	1%	1%
Co-publishing and Distribution	13%	16%	20%	17%	8%
Subscription Services	1%	4%	4%	2%	1%
Advertising, Programming, Licensing and Other	3%	2%	2%	1%	1%

Net Revenue	100%	100%	100%	100%	100%

Platform Sku Release Mix

Sony PlayStation 2	9	2	3	6	11	22%
PC	9	3	2	10	7	(22)%
Xbox	8	3	2	5	11	38%
Nintendo GameCube	9	2	3	4	9	0%
Game Boy Advance	4	1	—	1	9	125%
Sony PlayStation	3	—	—	2	1	(67)%
Online and Other	2	1	—	—	—	(100)%

Total Skus	44	12	10	28	48	9%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Fact Sheet for Q3 Fiscal 2004

Q3 Product Releases	Platform

• FIFA Soccer 2004	PlayStation®2

• Harry Potter and the Philosopher’s Stone™ Update	PlayStation 2

• Harry Potter™: Quidditch™ World Cup	PlayStation 2

• Medal of Honor™ Rising Sun	PlayStation 2

• NBA Live 2004	PlayStation 2

• NCAA® March Madness™2004	PlayStation 2

• Need for Speed™ Underground	PlayStation 2

• SSX 3	PlayStation 2

• The Lord of the Rings™; The Return of the King™	PlayStation 2

• The Sims™ Bustin’ Out	PlayStation 2

• Total Club Manager 2004	PlayStation 2

• FIFA Soccer 2004	Xbox®

• Harry Potter and the Philosopher’s Stone Update	Xbox

• Harry Potter: Quidditch World Cup	Xbox

• Medal of Honor Rising Sun	Xbox

• NBA Live 2004	Xbox

• NCAA March Madness 2004	Xbox

• Need for Speed Underground	Xbox

• SSX 3	Xbox

• The Lord of the Rings; The Return of the King	Xbox

• The Sims Bustin’ Out	Xbox

• Total Club Manager 2004	Xbox

• FIFA Soccer 2004	Nintendo GameCube™

• Harry Potter and the Philosopher’s Stone Update	Nintendo GameCube

• Harry Potter: Quidditch World Cup	Nintendo GameCube

• Medal of Honor Rising Sun	Nintendo GameCube

• NBA Live 2004	Nintendo GameCube

• Need for Speed Underground	Nintendo GameCube

• SSX 3	Nintendo GameCube

• The Lord of the Rings; The Return of the King	Nintendo GameCube

• The Sims Bustin’ Out	Nintendo GameCube

• FIFA Soccer 2004	PlayStation

• FIFA Soccer 2004	Game Boy® Advance

• Harry Potter: Quidditch World Cup	Game Boy Advance

• James Bond 007™: Everything or Nothing™	Game Boy Advance

• Medal of Honor Infiltrator™	Game Boy Advance

• Need for Speed Underground	Game Boy Advance

• SSX 3	Game Boy Advance

• The Lord of the Rings; The Return of the King	Game Boy Advance

• The Sims Bustin’ Out	Game Boy Advance

• Tiger Woods PGA TOUR®2004	Game Boy Advance

• FIFA Soccer 2004	PC

• Harry Potter: Quidditch World Cup	PC

• NBA Live 2004	PC

• Need for Speed Underground	PC

• The Lord of the Rings; The Return of the King	PC

• The Sims™ Makin’ Magic	PC

• Total Club Manager 2004	PC

Co-pub, International only and Others (not in SKU count)

• BIONICLE™: The Game	PlayStation 2

• Looney Tunes Back In Action™	PlayStation 2

• BIONICLE: The Game	Xbox

• Looney Tunes Back In Action	Nintendo GameCube

• Looney Tunes Back In Action	Game Boy Advance

• BIONICLE: The Game	PC

• FIFA Soccer 2004	N-Gage™

• NCAA® Football 2004	N-Gage

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